SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [x]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[x]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or
        Section 240.14a-12


                             SHOPPING SHERLOCK, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


 ------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:
            --------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:
            --------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            --------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:
            --------------------------------------------------------------------

        (5) Total fee paid:
            --------------------------------------------------------------------

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount previously paid:
            --------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement No.:
            --------------------------------------------------------------------

        (3) Filing Party:
            --------------------------------------------------------------------

        (4) Date Filed:
            --------------------------------------------------------------------

                             SHOPPING SHERLOCK, INC.
                          Suite 1150, 1075 West Georgia
                       Vancouver, British Columbia V6E 3C9
                                     Canada
               Telephone: (604) 687-7661 Facsimile: (604) 687-7684

                                                               February --, 2000


DEAR SHAREHOLDER:

     You are cordially invited to attend a Special Meeting of the Shareholders of SHOPPING SHERLOCK, INC. (the "Company") to be held at 9:00 A.M. Pacific Standard Time on Tuesday, March 14, 2000 at the principal office of the Company at 1075 West Georgia, Suite 1150, Vancouver, British Columbia V6E 3C9, Canada.

     The sole item of business to be considered at the Special Meeting is the approval of the Stock Redemption and Settlement Agreement dated January 27, 2000, by and among the Company, Premier Lifestyles International Corporation, Stewart Family Partners and Richard Stewart. More information concerning the business to be conducted at the Special Meeting is included in the accompanying Notice of Special Meeting of the Shareholders and Proxy Statement.

     YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Special Meeting, it is important that your shares be represented. Therefore, we urge you to sign, date and promptly return the enclosed proxy in the enclosed envelope. If you attend the Special Meeting, you shall, of course, have the right to vote in person.

     I look forward to greeting you personally and, on behalf of the Board of Directors and management, I would like to express our appreciation for your interest in Shopping Sherlock, Inc.

                                       Sincerely,


                                       /s/  Philip Garratt
                                       -----------------------------------------
                                       Philip Garratt, Chief Executive Officer

                             SHOPPING SHERLOCK, INC.
                          Suite 1150, 1075 West Georgia
                       Vancouver, British Columbia V6E 3C9
                                     Canada

                              ---------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 14, 2000

     The Special Meeting of the Shareholders (the "Special Meeting") of SHOPPING SHERLOCK, INC. (the "Company") will be held at 9:00 A.M. Pacific Standard Time on Tuesday, March 14, 2000, at the principal office of the Company at 1075 West Georgia, Suite 1150, Vancouver, British Columbia V6E 3C9, Canada, for the following purpose:

     1. To approve the Stock Redemption and Settlement Agreement (the "Agreement") dated January 27, 2000, by and among the Company, Premier Lifestyles International Corporation ("PLIC"), Stewart Family Partners (the "Partnership") and Richard Stewart attached to the accompanying Proxy Statement as Annex A.

     Only shareholders of record at the close of business on February 28, 2000 are entitled to notice of, and to vote at, the Special Meeting.

     Shareholders unable to attend the Special Meeting in person who wish to have their shares represented at the Special Meeting are required to read the enclosed Proxy Statement and then complete and deposit the accompanying Proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy thereof, with the Company prior to the commencement of the Special Meeting. Shareholders who received the Proxy through an intermediary must delivery the Proxy in accordance with the instructions given by such intermediary.

     Shareholders of the Company who do not vote in favor of approving the Agreement shall have the right to dissent and seek appraisal of the fair value of their shares if they comply with the procedures required by Florida law, which are attached as Annex B.

                           By Order of the Board of Directors


                           /s/  Philip Garratt
                           ---------------------------------------
                           Philip Garratt, Chief Executive Officer

February --, 2000

THE PROXY  STATEMENT  WHICH  ACCOMPANIES  THIS  NOTICE  OF  SPECIAL  MEETING  OF
SHAREHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

                             SHOPPING SHERLOCK, INC.
                          Suite 1150, 1075 West Georgia
                       Vancouver, British Columbia V6E 3C9
                                     Canada

                               ------------------

                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                               -------------------

                                  INTRODUCTION

     This Proxy Statement is being furnished to shareholders in connection with the solicitation of proxies by the Board of Directors of SHOPPING SHERLOCK, INC. (the "Company") for use at a Special Meeting of Shareholders of the Company (the "Special Meeting") to be held at 9:00 A.M. Pacific Standard Time on Tuesday, March 14, 2000, at the principal office of the Company at 1075 West Georgia, Suite 1150, Vancouver, British Columbia V6E 3C9, Canada, and at any adjournments thereof, for the purpose of considering and voting upon the matter set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement and the accompanying form of proxy are first being mailed to shareholders on or about February --, 2000.

     The close of business on February 28, 2000, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote, at the Special Meeting and any adjournment thereof. As of the record date, there were 9,063,116 shares of the Company's common stock, with a par value of $.001 per share (the "Common Stock"), issued and outstanding and entitled to vote at the Special Meeting. There are no other classes of voting stock of the Company issued and outstanding.

     The presence, in person or by proxy, of the holders of one-third of the outstanding shares of the Common Stock entitled to vote on the record date is necessary to constitute a quorum at the Special Meeting. Abstentions and broker non-votes shall be counted towards a quorum. If a quorum is not present or represented at the Special Meeting, the shareholders present at the Special Meeting or represented by proxy have the power to adjourn the Special Meeting from time to time, without notice other than an announcement at the Special Meeting, until a quorum is present or represented. At any such adjournment of the Special Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original Special Meeting.

     The affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Special Meeting, are required for approval of Proposal I. Abstentions shall have the same effect as a vote against a proposal and broker non-votes shall be disregarded.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, shall be voted at the Special Meeting in accordance with the directions on the proxies. IF NO DIRECTION IS INDICATED, THE SHARES SHALL BE VOTED TO APPROVE THE STOCK REDEMPTION AND SETTLEMENT AGREEMENT BY AND AMONG THE COMPANY, PREMIER LIFESTYLES INTERNATIONAL CORPORATION ("PLIC"), STEWART FAMILY PARTNERS (THE "PARTNERSHIP") AND RICHARD STEWART. The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy by one of the following methods: (a) execution and submission of a revised Proxy, (b) written notice to Patrick McGrath, the Secretary of the Company, or (c) voting in person at the Special Meeting.

                                   PROPOSAL I

          TO APPROVE THE STOCK REDEMPTION AND SETTLEMENT AGREEMENT BY AND AMONG THE COMPANY, PLIC, THE PARTNERSHIP AND RICHARD STEWART

     The Stock Redemption and Settlement Agreement is attached to this Proxy Statement as Annex A, and shareholders are urged to read the Agreement in its entirety. The following summary is qualified in its entirety by reference to the Agreement.

The Stock Redemption and Settlement Agreement

     On January 27, 2000, the Company entered into an greement with PLIC, the Partnership, and Richard Stewart (the "Agreement") under which the Company agreed to transfer a worldwide, non-exclusive, perpetual, fully-paid-up license to use, distribute or make derivative works from the Company's software that operates the Essentially Yours Industries website and the usrebatewarehouse.com website (the "Websites") in consideration for the redemption of approximately 2,000,000 shares of common stock by the Company that PLIC and the Partnership own or have a right to purchase (the "Redemption Shares").

     Upon executing the Agreement, PLIC and the Partnership agreed to transfer the Redemption Shares into an escrow account with US Bank Trust until the closing under the Agreement. The closing under the Agreement shall occur the earlier of (a) June 30, 2000 or (b) the tenth business day following the date the conditions to closing are satisfied or waived in writing by the parties to the Agreement (the "Closing"). The Closing is subject to the following conditions: (a) shareholder approval of the transactions contemplated in the Agreement; (b) satisfaction of any requirements under Florida law regarding distributions to shareholders by the Company; and (c) the perfection by holders of record of not more than 25,000 shares of the Company's common stock of dissenters rights pursuant to the procedures required by Florida law.

     Prior to the Closing, PLIC agreed to release the Company from any duties or obligations it may have to provide training, maintenance or support to the operations of the Websites. PLIC also agreed to assume any duties or obligations of the Company, contractual or otherwise, to support the operations of the Websites, including the web hosting account maintained by the Company for the two servers located at Exodus Communications ("Exodus") that are utilized to support the Websites. PLIC's assumption of these duties and obligations, however, did not include responsibility for any amounts due to Exodus from the Company prior to the execution of the Agreement.

     Under the terms of the Agreement and effective as of the Closing, PLIC, the Partnership and Richard Stewart agreed to release the Company from any and all obligations, duties, claims, demands, actions and causes of action, whether known or unknown, fixed or contingent, that PLIC, the Partnership or Richard Stewart may have arising under or related to the Strategic Alliance Agreement dated February 4, 1999 between the Company and PLIC (the "Alliance Agreement") or arising from or related to PLIC or the Partnership's ownership of the Redemption Shares. Similarly, the Company agreed to release PLIC, the Partnership and Richard Stewart from any and all obligations, duties, claims, demands, actions and causes of action, whether known or unknown, fixed or contingent, that the Company may have arising under or related to the Alliance Agreement.

     The Company also agreed not to directly manage, operate, control, serve as a consultant to, be employed by, participate in or be connected, in any manner, with the ownership, management, operation or control of any business related to multi-level marketing and reciprocal rebate activities over the Internet which PLIC was engaged in as of the date of execution of the Agreement. Furthermore, the Company agreed to not directly or indirectly solicit, divert or attempt to divert any of the current customers, clients, or business of PLIC or directly or indirectly solicit, divert, or in any other manner persuade or attempt to persuade any current supplier or employee to alter or discontinue its relationship with PLIC.

     In addition, subject to the satisfaction of the conditions to Closing as described above, the parties also agreed to the following: (i) Richard Stewart shall resign as a director of the Company upon the Closing, (ii) the Alliance Agreement shall be terminated, and (iii) the Company shall not seek reimbursement from PLIC for the $150,000 license fee paid by the Company to become an Independent Sales Organization as part of and as defined in the Alliance Agreement.

                                 STOCK OWNERSHIP

Stock Ownership of Certain Beneficial Owners

     As of January 31, 2000 there were 9,063,116 shares of the Company's common stock issued and outstanding. The following table sets forth, as of January 31, 2000, certain information with respect to the beneficial ownership of shares of the Company's common stock by each person known to the Company who beneficially owns more than 5% of its common stock:

Title                      Name and                             Amount of                       Percent
of                         Address of                           Beneficial Ownership            of
Class                      Beneficial Owner                     of Common Stock                 Class
-----                      ----------------                     ---------------                 -----
Common Stock               Richard Stewart (1)                    1,800,000                     19.86 %
                           24254 San Fernando Road
                           Newhall, California  91321

(1) Includes 600,000 shares held by PLIC, a corporation controlled by Mr. Stewart, and 1,200,000 shares held by the Partnership, a general partnership in which Mr. Stewart is a general partner.

Stock Ownership of Management

     The following table sets forth certain information with respect to beneficial ownership of shares of the Company's common stock by (i) each director; (ii) each executive officer; (iii) all directors and executive officers as a group:

Title                      Name and                             Amount of                       Percent
of                         Address of                           Beneficial Ownership            of
Class                      Beneficial Owner                     of Common Stock                 Class
-----                      ----------------                     ---------------                 -----
Common Stock               Richard Stewart(1)                      1,800,000                     19.86 %
Common Stock               Philip Garratt                                  -                         -
Common Stock               Jasbir Dhaiwal                                  -                         -

Title                      Name and                             Amount of                       Percent
of                         Address of                           Beneficial Ownership            of
Class                      Beneficial Owner                     of Common Stock                 Class
-----                      ----------------                     ---------------                 -----
Common Stock               Mitchell Eggers                                 -                         -
Common Stock               Raenne Steele                                   -                         -
Common Stock               Patrick McGrath                                 -                         -
Common Stock               Jan Walter                                      -                         -
Common Stock               All directors and Officers
                           as a group(1)                           1,800,000                     19.86%


 (1) Includes 600,000 shares held by PLIC, a corporation controlled by Mr. Stewart, and 1,200,000 shares held by the Partnership, a general partnership in which Mr. Stewart is a general partner.


                         DISSENTERS' RIGHTS OF APPRAISAL

     Any shareholder who does not wish to approve of the Agreement has the right under Florida law to have his, her or its shares appraised by a court of law to determine their fair value. This right of appraisal is subject to a number of restrictions and technical requirements. In order to exercise appraisal rights, among other things: (a) a shareholder must NOT vote in favor of approving the Agreement, and (b) a shareholder must make a written demand for appraisal in compliance with the procedures required by Florida law BEFORE the vote to approve of the Agreement.

     Merely voting against approving the Agreement will not preserve appraisal rights under Florida law. Attached to this Proxy Statement as Annex B is the Florida statute relating to appraisal rights, and failure to comply with ALL of the requirements contained in this statute will result in the loss of these rights.

                                  OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Special Meeting. If any other matter is properly presented, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matter.

                             SOLICITATION OF PROXIES

     This solicitation is made on behalf of the Board of Directors of the Company. Proxies may be solicited by officers, directors, and regular employees of the Company in person or by mail, telephone, telegraph, facsimile or messenger.

                              COST OF SOLICITATION

     The Company shall bear the costs of the solicitation of proxies from its shareholders. The Company has not incurred any expenses related to this proxy solicitation to date, and the Company anticipates it will not incur any material expenses in the future related to the solicitation of proxies from its shareholders. Directors, officers and employees of the Company shall not be compensated additionally for the solicitation of proxies for the Special Meeting, but may be reimbursed for out-of-pocket expenses in connection with the solicitation. Arrangements are also being made with brokerage houses and any other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of common stock, and the Company will reimburse the brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses.

                              SHAREHOLDER PROPOSALS

     Proposals by shareholders of the Company which are intended to be presented by those shareholders at the next annual meeting must be received by the Company no later than -------------, 2000 in order to have them included in the Proxy Statement and form of proxy relating to that annual meeting.

                                  BY ORDER OF THE BOARD OF DIRECTORS


                                  /s/   Philip Garratt
                                  ---------------------------------------
                                  Philip Garratt, Chief Executive Officer

                                  February ----, 2000

                             SHOPPING SHERLOCK, INC.

                         SPECIAL MEETING OF SHAREHOLDERS

                                February __, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SHOPPING SHERLOCK, INC. THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE CHOICE SPECIFIED BELOW.

The undersigned shareholder of Shopping Sherlock, Inc. (the "Company") hereby appoints Philip Garratt and Patrick McGrath the true and lawful attorney, agent and proxy of the undersigned with full powers of substitution and resubstitution for and in the name of the undersigned, to vote all of the shares of the Company's common stock which the undersigned may be entitled to vote at the Special Meeting of Shareholders of the Company to be held at 9:00 A.M. Pacific Standard Time on Tuesday, March 14, 2000 at the principal office of the Company at 1075 West Georgia, Suite 1150, Vancouver, British Columbia V6E 3C9, Canada, and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

                                                     FOR     AGAINST     ABSTAIN
1. To approve the Stock Redemption and Settlement    [  ]     [  ]         [  ]
   Agreement by and among the Company, Premier
   Lifestyles International Corporation, Stewart
   Family Partners, and Richard Stewart.


THIS PROXY SHALL BE VOTED FOR THE CHOICE SPECIFIED. IF NO CHOICE IS SPECIFIED FOR THE ABOVE PROPOSAL, THIS PROXY SHALL BE VOTED FOR APPROVAL OF THE PROPOSAL.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated February ---, 2000.

DATED: -------------------


--------------------------------
(Signature)

--------------------------------
(Signature if jointly held)

--------------------------------
(Printed name(s))

Please sign exactly as the name(s) appears on the stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.

                                     ANNEX A

                    STOCK REDEMPTION AND SETTLEMENT AGREEMENT

     This Stock Redemption and Settlement Agreement (this "Agreement") is made as of January ---, 2000 by and among Shopping Sherlock, Inc., a Florida corporation ("SSI Florida"), Shopping Sherlock, Inc., a Delaware corporation and a subsidiary of SSI Florida ("SSI Delaware"), Premier Lifestyles International Corporation, a California corporation ("PLIC"), Richard Stewart ("Stewart") and Stewart Family Partners (the "Partnership") (SSI Florida, SSI Delaware, PLIC, Stewart and the Partnership collectively are referred to herein as the "Parties").

                                    RECITALS

         WHEREAS:

     A. The Parties desire to terminate certain business arrangements on terms mutually agreeable among them.

     B. PLIC and the Partnership together own or have the right to purchase approximately 2,000,000 shares of common stock of SSI Florida, respectively (the "Shares").

     C. The Parties desire that PLIC and the Partnership transfer to SSI Florida the Shares on the terms and conditions as set forth in this Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the representations, warranties, mutual covenants, and agreements of the Parties contained in this Agreement, the Parties hereby agree as follows:

                                    ARTICLE 1

                                TERMS OF TRANSFER

     1.1 PLIC and the Partnership's Transfer of the Shares. Upon execution of this Agreement by the Parties, PLIC and the Partnership agree to transfer the Shares into an escrow account subject to the terms and conditions set forth in the Escrow Agreement and Instructions attached hereto as Exhibit A. At the Closing (as defined in Section 2.1 hereof), PLIC and the Partnership hereby transfer and convey any and all of their right, title, and ownership interest in the Shares to SSI Florida. Such transfer shall be evidenced by the delivery of the certificates representing the Shares, duly endorsed (or accompanied by duly executed stock certificates), such that all of their direct and indirect interest in the Shares is transferred and conveyed to SSI Florida free and clear of all liens, security interests, charges and encumbrances of any kind or nature in consideration of the benefits provided herein.

     1.2 SSI Delaware's Transfer of License. SSI Delaware agrees to grant to PLIC a worldwide, non-exclusive, perpetual, fully-paid-up license to use, distribute, or make derivative works from SSI Delaware's software that operates the Essentially Yours Industries ("EYI") website and the usrebatewarehouse.com website (the "License"), pursuant to the License Agreement in substantially the form attached hereto as Exhibit B.

                                    ARTICLE 2
                                   THE CLOSING

     2.1 Closing. The closing of the transactions contemplated in this Agreement shall occur the earlier of (a) June 30, 2000 or (b) the tenth business day following the date the conditions set forth in Article 3 are satisfied or waived in writing by the Parties hereto (the "Closing").

     2.2 Obligations of PLIC, Stewart and the Partnership at the Closing. At the Closing, PLIC, Stewart and the Partnership hereby agree to deliver to SSI Florida the following instruments and documents against delivery of the items specified in Section 2.3:

          a. certificates representing the Shares, duly endorsed (or accompanied by duly executed stock powers) for transfer to SSI Florida;

          b. a copy of the License Agreement executed by PLIC, in substantially the form attached hereto as Exhibit B;

          c. a certificate executed by each of PLIC, Stewart and the Partnership certifying to SSI Florida that the representations and warranties contained in this Agreement are accurate in all respects as of the Closing, in substantially the form attached hereto as Exhibit C, Exhibit D, and Exhibit E; and

          d. the resignation of Richard Stewart, in substantially the form attached hereto as Exhibit F.

     2.3 Obligations of SSI Florida and SSI Delaware at the Closing. At the Closing, SSI Florida and SSI Delaware agree to deliver to PLIC and the Partnership the following instruments and documents against delivery of the items specified in Section 2.2:

          a. a copy of the License Agreement executed by SSI Delaware, in substantially the form attached hereto as Exhibit B;

          b. a certificate of SSI Florida and SSI Delaware certifying to PLIC, Stewart and the Partnership that the representations and warranties contained in this Agreement are accurate in all respects as of the Closing, in substantially the form attached hereto as Exhibit C.

          c. two Internet servers located at Exodus Communications ("Exodus") with accompanying software to PLIC, as described in Exhibit B.

     2.4 Termination of the Strategic Alliance Agreement. As of the Closing, the Parties hereby agree that the Strategic Alliance Agreement dated February 4, 1999 shall be terminated.

     2.5 Independent Sales Organization License Fee. Provided that this Agreement is not earlier terminated pursuant to the provisions of section 9.5 hereof, SSI Delaware agrees not to seek reimbursement for the $150,000 license fee paid by SSI Delaware to PLIC to become an Independent Sales Organization as part of and as defined in the Alliance Agreement.

                                    ARTICLE 3
                            CONDITIONS TO THE CLOSING

     3.1 Conditions to the Closing. The obligations of the Parties at the Closing are subject to the satisfaction of each of the following conditions:

          a. any consent or approvals required to be obtained from the shareholders of SSI Florida which shall be necessary to permit the consummation of the transaction contemplated hereby shall be obtained; and

          b. any requirements as set forth under section 607.06401 of the Florida Statutes regarding distributions to shareholders shall be satisfied by SSI Florida.

          c. holders of record of not more than 25,000 shares of the Company's common stock perfect dissenters rights pursuant to the requirements as set forth in section 607.1320 of the Florida Statutes.

                                    ARTICLE 4
                         PRE-CLOSING OBLIGATIONS OF PLIC

     4.1 Maintenance of Websites and Servers. PLIC agrees that upon the execution of this Agreement by the Parties, PLIC shall release SSI Florida and SSI Delaware from all duties and obligations to provide training, maintenance, or support to the operations of the EYI website and usrebatewarehouse.com website (the "Websites"). PLIC hereby agrees to release SSI Florida and SSI Delaware and hereby assume all duties and obligations to support the operations of the Websites, contractual or otherwise, which shall include the web hosting account maintained by SSI Delware for the two servers located at Exodus that are utilized to support the Websites. Such assumption shall not include responsibility for any amounts due to Exodus from SSI Delaware prior to the execution of this Agreement.

                                    ARTICLE 5
             REPRESENTATIONS AND WARRANTIES OF PLIC, STEWART AND THE
                                  PARTNERSHIP

     PLIC, Stewart and the Partnership represent and warrant to SSI Florida and SSI Delaware that at the date of this Agreement:

     5.1 Authority. No permit, consent, approval, authorization or other order of or filing with any other person or entity is required in connection with the execution, delivery, and performance by PLIC, Stewart or the Partnership of this Agreement, and the transactions contemplated by this Agreement shall not result in the violation or breach of any term or provision of, or constitute (with or without due notice or lapse of time or both) a default under any agreement or instrument to which PLIC, Stewart or the Partnership is a party or otherwise bound.

     5.2 Ownership of the Shares. The Shares conveyed by PLIC and the Partnership herein are free and clear of all liens, encumbrances, pledges, restrictions on sale or transfer (other than restrictions imposed by applicable securities laws), preemptive rights, options, and claims of any and all kind.

     5.3 Restrictive Documents. PLIC, Stewart and the Partnership are not subject to, or a party to, any agreement, contract, order, judgment or decree or any other restriction of any kind or character which would prevent consummation of the transactions contemplated by this Agreement.

                                    ARTICLE 6
         REPRESENTATIONS AND WARRANTIES OF SSI FLORIDA AND SSI DELAWARE

     SSI Florida and SSI Delaware represent and warrant to PLIC, Stewart and the Partnership at the date of this Agreement:

     6.1 Authority. No permit, consent, approval, authorization or other order of or filing with any other person or entity is required in connection with the execution, delivery, and performance by SSI Florida or SSI Delaware of this Agreement, and the transactions contemplated by this Agreement shall not result in the violation or breach of any term or provision of, or constitute (with or without due notice or lapse of time or both) a default under any agreement or instrument to which SSI Florida or SSI Delaware are a party or otherwise bound.

     6.2 Ownership of License. The License being granted by SSI Delaware is free and clear of all liens, encumbrances, pledges, restrictions on sale or transfer or option and claims of every kind, and SSI Delaware has full legal right, power, and authority to enter into this Agreement and to grant the License pursuant to the provisions of this Agreement.

     6.3 Restrictive Documents. SSI Florida and SSI Delaware are not subject to, or a party to, any agreement, contract, order, judgment or decree or any other restriction of any kind or character which would prevent consummation of the transactions contemplated by this Agreement.

                                    ARTICLE 7
                         MUTUTAL RELEASE OF THE PARTIES

     7.1  Release of PLIC,  Stewart  and the  Partnership.  Effective  as of the
Closing, SSI Florida and SSI Delaware, for themselves and on behalf of all affiliated persons and entities, representatives, and all predecessors in interest, successors and assigns (collectively, the "SSI Releasing Parties"), hereby unconditionally releases and forever discharges PLIC, Stewart and the Partnership, and all direct and indirect partners, officers, directors, employees, affiliates, representatives, agents, trustees, beneficiaries, predecessors in interest, successors in interest and nominees of each such party, of and from any and all obligations, duties, claims, demands, actions and causes of action, whether known or unknown, fixed or contingent, that any of the SSI Releasing Parties may have had or may now have with respect to any matters whatsoever arising under or in any way related to the Alliance Agreement.

     7.2 Release of SSI Florida and SSI Delaware. Effective as of the Closing, PLIC, Stewart and the Partnership, for themselves and on behalf of all direct and indirect partners, officers, directors, employees, affiliates, representatives, agents, trustees, beneficiaries, predecessors in interest, successors in interest and nominees of each such party (collectively, the "PLIC Releasing Parties"), hereby releases and forever discharges SSI Florida and SSI Delaware, and all affiliated persons and entities, representatives, and all predecessors in interest, successors and assigns, of and from any and all claims, demands, actions and causes of action, whether known or unknown, fixed or contingent, that any of the PLIC Releasing Parties may have had or may now have with respect to any matters whatsoever arising under or in any way related to SSI Florida or SSI Delaware's performance of its obligations under the Alliance Agreement or PLIC or the Partnership's ownership of the Shares.

     7.3 No Conveyance Prior to Mutual Release. Each of the Parties hereto represents,warrants and covenants that it has not, and at the time this Agreement becomes effective will not have, sold, assigned, transferred or otherwise conveyed to any other person or entity all or any portion of its rights, claims, demands, actions or causes of action herein released.

                                    ARTICLE 8
                        NONCOMPETITON AND NONSOLICITATION

     8.1 Noncompetition and Nonsolicitation. SSI Florida and SSI Delaware covenant and agree that each shall not:

          a. directly manage, operate, control, serve as a consultant to, be employed by, participate in, or be connected, in any manner, with the ownership, management, operation or control of any business related to multi-level marketing and reciprocal rebate activities over the Internet which PLIC is currently engaged in as of the date of this Agreement;

          b. directly or indirectly solicit, divert, or attempt to solicit or divert any of the current customers, clients or business of PLIC; or

          c. directly or indirectly solicit, divert, or in any other manner persuade or attempt to persuade any current supplier or employee to alter or discontinue its relationship with PLIC.

                                    ARTICLE 9
                               GENERAL PROVISIONS

     9.1 Entire Agreement. This Agreement, and the Exhibits attached hereto, contain the entire understanding of the Parties with respect to the transactions contemplated in this Agreement and the terms of this Agreement expressly replace and supersede any prior oral or written communication, understanding or agreement among the Parties including, but not limited to the future obligations of the Parties, and this Agreement may be amended only by agreement in writing executed by the Parties.

     9.2 Expenses. Except as otherwise expressly provided in this Agreement, each party to this Agreement shall bear such party's own expenses incurred in connection with the negotiation, preparation, execution, delivery and performance of this Agreement, including all fees and expenses of such party's representatives. The prevailing party in any action to enforce, interpret, or recover damages for breach of this Agreement shall be entitled to the award of reasonable attorneys' fees and costs at all levels of proceedings.

     9.3 Confidentiality. The Parties agree that this Agreement and the transactions provided for herein shall be held in confidence by each of them, except incident to judicial process and as otherwise approved by the Parties to this Agreement (which consent shall not be unreasonably withheld), or as necessary to accomplish the transactions provided herein.

     9.4 Notices.

          a. All notices, consents, requests, instructions, approvals and other communications provided for in this Agreement shall be validly given, made or served, if in writing and delivered personally or sent by certified mail, return receipt requested to:

          PLIC or Stewart:       Richard Stewart
                                 Premier Lifestyles International Corporation
                                 24254 San Fernando Road
                                 Newhall, CA  91321

          Stewart Family         Richard Stewart
          Partners:              Stewart Family Partners
                                 P.O. Box 1338
                                 Canyon, CA  91386

          SSI Florida or:        Patrick McGrath
          SSI Delaware           Shopping Sherlock, Inc.
                                 1075 West Georgia, Suite 1150
                                 Vancouver, BC V6E 3C9
                                 Canada

          b. The address of a party provided in a. above may be changed by that party by giving written notice to all other Parties.

     9.5 Termination. This Agreement and the transactions contemplated hereby may be terminated by either: (a) mutual agreement of the Parties or (b) in the event the Closing does not occur before June 30, 2000. Notwithstanding the provisions of this Section, termination of this Agreement shall not relieve any party of its liability for breach of any provisions of this Agreement.

     9.6 Choice of Law, Jurisdiction and Venue. It is the intention of the Parties hereto that this Agreement and the performance hereunder shall be interpreted and construed in accordance with and pursuant to the laws of the State of Washington. Any action or proceeding arising out of or in connection with this Agreement shall be brought in the state or federal courts in Seattle, Washington, and the Parties hereby consent to the jurisdiction and venue of those courts.

     9.7 Survival. The representations, warranties, covenants and agreements set
forth  in  this  Agreement   shall  survive  the  Closing  of  the   transaction
contemplated in this Agreement.

     9.8 Heading. The headings of the articles and sections herein are inserted for convenience of reference only and shall be ignored in the construction or interpretation of this Agreement.

     9.9 Invalid Provisions. If any one or more of the provisions of this Agreement, or the applicability of any provision to a specific situation, shall be held invalid or unenforceable, that provision shall be modified to the minimum extent necessary to make it or its application valid and enforceable, and the validity and enforceability of all other provisions of this Agreement and all other applications of any such provision shall not be affected thereby.

     9.10 Successors and Assigns. This Agreement is binding on and inures to the benefit of the Parties and their respective heirs, personal representatives, successors and assigns and all of their past, present, and future principals, officers, directors, agents, and employees and their respective heirs and legal representatives. None of the Parties may assign any rights or obligations hereunder without the prior written consent of the other Parties, which consent shall not be unreasonably withheld.

     9.11 Time is of the Essence. Time is of the essence in this Agreement.

     9.12 Further Assurances. The Parties agree (a) to furnish upon request to the other party such further information, (b) to execute and deliver to the other party such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement.

     9.13 Cooperation Among the Parties. The Parties agree to cooperate in performing their duties under this Agreement, including without limitation, those provided under Articles 2 and 3 above.

     9.14 Counterparts. This Agreement may be executed in one or more counterparts, each of which counterparts shall be deemed to be an original and all of which counterparts, when taken together shall be deemed to constitute one and the same agreement.


Dated as of the day and year first above written.

PREMIER LIFESTYLES INTERNATIONAL        SHOPPING SHERLOCK, INC.,
CORPORATION                             a Florida corporation


-------------------------------         ---------------------------------------
Richard Stewart, President              Philip Garratt, Chief Executive Officer


STEWART FAMILY PARTNERS                 SHOPPING SHERLOCK, INC.,
                                        a Delaware corporation

-------------------------------         ---------------------------------------
Richard Stewart                         Philip Garratt, Chief Executive Officer



-------------------------------
Richard Stewart, Individually

                                   EXHIBIT A

                        ESCROW AGREEMENT AND INSTRUCTIONS

     THIS ESCROW AGREEMENT is made effective the __ day of January, 2000, by and between Shopping Sherlock, Inc., a Florida corporation (the "Corporation"), Premier Lifestyles International Corporation, a California corporation ("PLIC"), Stewart Family Partners (the "Partnership"), and U.S. Bank Trust National Association (the "Escrow Agent") for the purpose of setting forth the terms and conditions upon which the Escrow Agent shall serve as the Escrow Agent incident to the Corporation's redemption of the approximately 2,000,000 shares of common stock that PLIC and the Partnership own or have the right to purchase (the "Shares").

                                    RECITALS

     A. On January __, 2000, the Corporation, PLIC and the Partnership entered into that certain Stock Redemption and Settlement Agreement (the "Stock Redemption Agreement"), pursuant to which PLIC and the Partnership agreed to redeem the Shares in exchange for certain assets of the Corporation.

     B. The purpose of these instructions is to provide for the escrow of the Shares eligible for redemption by the Corporation.

     As parties hereto, the Corporation, PLIC, the Partnership and the Escrow Agent agree:

     1. Escrow Instructions. This Agreement is intended to give the Escrow Agent irrevocable escrow instructions (the "Escrow Instructions") in connection with the redemption of the Shares by the Corporation that PLIC or the Partnership own or have the right to purchase.

     2. Deposit of the Shares by PLIC and the Partnership. In accordance with the Stock Redemption Agreement, PLIC and the Partnership have agreed to deposit with the Escrow Agent certificates issued by the Corporation evidencing ownership by PLIC and the Partnership of the Shares (the "PLIC and Partnership Certificates").

     3. Duration of the Escrow. This escrow shall commence upon the date hereof and shall continue until one of the following events occurs: (i) the Escrow Agent delivers to the Corporation the PLIC and Partnership Certificates pursuant to Section 4 of this Agreement, (ii) the Stock Redemption Agreement is terminated by the parties and the PLIC and Partnership Certificates are returned to PLIC and the Partnership pursuant to Section 5 of this Agreement, or (iii) an action in interpleader is instituted by the Escrow Agent as provided for herein under Section 9 of this Agreement.

     4. Delivery of the Shares to the Corporation. Upon receipt by the Escrow Agent of written notification by the Corporation of the satisfaction of each of the conditions precedent to closing the Stock Redemption Agreement, the Escrow Agent shall deliver to the Corporation the PLIC and Partnership Certificates.

     5. Return of the Shares to PLIC and the Partnership. Upon receipt by the Escrow Agent of written notification by the Corporation that the Stock Redemption Agreement has been terminated, the Escrow Agent shall return to PLIC and the Partnership the PLIC and Partnership Certificates.

     6. Duties of the Escrow Agent. This Agreement states the entire agreement between the parties hereto and merges all prior negotiations, agreements and understandings, if any, and states in full the representations and warranties which have induced the agreement, there being no representations or warranties, other than those herein stated, with respect to the escrow property. The Escrow Agent's rights, duties and obligations are strictly limited to those expressly set forth in this Agreement and the Escrow Agent shall be under no implied obligation or subject to any implied liability hereunder. The Escrow Agent shall not be required to take notice of any default or any other matter, nor be bound nor required to give notice or demand, nor required to take any action whatever except as herein expressly provided. The Escrow Agent shall not be liable for any loss or damage unless caused by its own gross negligence or willful misconduct. The duties and liabilities of the Escrow Agent shall be determined solely by this Agreement and not by reference to any other agreement among the parties.

     7. Authorization to Open the Account. This Agreement is to be executed by the parties hereto in sufficient numbers so that an agreement bearing each party's original signature can be held by the Escrow Agent. The parties hereto hereby authorize the Escrow Agent to establish and administer the account upon receipt of a fully executed facsimile, telex or telecopy of this Agreement.

     8. Methods Of Communication: The Escrow Agent may act in reliance upon any instrument or signature believed to be genuine and may assume that any person purporting to give any notice or make any statement in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent is requested and authorized, but not obligated, to rely upon and act in accordance with any communication which may be given by telephone, facsimile, telex or other electronic transmission. The Escrow Agent shall be entitled, but not bound, to treat such communication as fully authorized by and binding, and shall be entitled to take such steps in connection with or in reliance on such communication.

     9. Right to Interplead. If any controversy arises between the parties hereto or with any third person, the Escrow Agent shall not be required to resolve the same or to take any action to do so but may, at its discretion, institute such interpleader or other proceedings as it deems proper. The Escrow Agent may rely on any joint written instructions as to the disposition of funds, assets, documents, or other held in escrow.

     10. Fees. The Escrow Agent shall be paid for services hereunder in accordance with the attached fee schedule and shall be reimbursed for its out of pocket expenses for fees of counsel in setting up the escrow. Payments of all fees shall be the responsibility of the

Corporation and may, to the extent of unpaid fees and expenses, be deducted from any property placed within the escrow with the Escrow Agent. In the event that the Escrow Agent is made a party to litigation with respect to the property held hereunder, or brings an action in interpleader or in the event that the conditions of this escrow are not promptly fulfilled, or the Escrow Agent is required to render any service not provided for in this Agreement and fee schedule, or there is any assignment of the interest of this escrow or any modification hereof, the Escrow Agent shall be entitled to reasonable compensation for such extraordinary services and reimbursement for all fees, costs, liability and expenses, including attorney fees. The Escrow Agent may amend its fee schedule from time to time on 60 days prior written notice to the parties.

     11. Resignation. The Escrow Agent may, upon providing fifteen (15) days written notice, resign its position and terminate its liabilities and obligations hereunder. In the event the Escrow Agent is not notified within fifteen (15) days of the successor Escrow Agent, the Escrow Agent shall be entitled to transfer all funds and assets to a court of competent jurisdiction with a request to have a successor appointed. Upon filing such action and delivering such assets, the Escrow Agent's obligations and responsibilities shall cease.

     12. Indemnification. The parties hereto jointly and severally indemnify and hold harmless the Escrow Agent from loss, damage, or any claims made against the Escrow Agent arising out of or relating to this Agreement, such indemnification to include all costs and expense incurred by the Escrow Agent, including, but not limited to, reasonable attorney fees; provided, that this indemnity and hold harmless shall not apply to the acts of gross negligence or willful misconduct of the Escrow Agent. This indemnity shall survive the the resignation or removal of the Escrow Agent.

     13. Notices. Notices, requests, demands and other communications required under this Agreement shall be in writing considered validly served when delivered by first-class mail, facsimile, telex or telecopy to address/telephone number specified below:

              U.S. BANK TRUST NATIONAL ASSOCIATION
              180 East Fifth Avenue
              St. Paul, MN  55101
              Attn:  Brian Giel
              Phone:  651/244-1209
              Fax: 651/244-3100

              Shopping Sherlock, Inc.
              1075 West Georgia, Suite 1150
              Vancouver, BC  V6E 3C9
              Canada
              Attn: Patrick McGrath
              Phone: (604) 687-7661
              Fax: (604) 687-7684

              Premier Lifestyles International Corporation
              24254 San Fernando Road
              Newhall, CA  91321
              Attn:  Richard Stewart
              Phone:  (661) 286-4334
              Fax:  (661) 286-4342

              Stewart Family Partners
              P.O. Box 1338
              Canyon Country, CA  91386
              Attn:  Richard Stewart
              Phone: (661) 286-4334
              Fax: (661) 286-4342

     And any party may alter their address by giving written notice of such change.

     14. Amendments. This Agreement may be amended, and observance of any term of the Agreement may be waived, with (and only with) the written consent of all the parties hereto. This Agreement may be terminated at any time by a written document signed to all parties to the original.

     15. Disclosure. The parties hereto hereby agree not to use the name of U.S. BANK TRUST NATIONAL ASSOCIATION to imply an association with the transaction other than that of a legal escrow agent.

     16. Binding Agreement and Assignment. The foregoing provisions shall be binding upon the assigns, successors, personal representatives and heirs of the parties hereto, and shall be effective as of the day accepted by the Escrow Agent. Any corporation into which the Escrow Agent may merge, sell, or transfer its escrow business and assets, shall automatically be and become successor Escrow Agent hereunder and vested with all powers as was its predecessor, without the execution or filing of any instruments, or any further act, deed or conveyance on the part of the parties hereto.

     17. Additional Provisions.

          a. The Escrow Agent shall have no responsibility to verify or inquire as to the correctness or validity of the certificate evidencing the Shares deposited hereunder.

          b. The Escrow Agent is to be considered and held as depositary only and shall not be responsible or liable in any manner whatsoever for the sufficiency or correctness as to form, manner of execution, or validity of any instrument deposited in this escrow or as to the identity, authority or rights of any person executing or depositing the same, and is not a party to, or bound by, such instrument.

          c. In the event a writ of attachment, garnishment, execution or injunction is served upon the Escrow Agent in an action against any of the parties to this escrow, the Escrow Agent shall have the right, at its election, to withhold performance of this escrow until such writ has been released. The Escrow Agent may, without further responsibility to itself, and with right of the Escrow Agent to comply with any such writ, advise the parties hereto as to such writ, in writing, and may tender the defense, opposition, appeal or other form of responsive action to such parties. The Escrow Agent shall not be required to oppose or to fail to comply with any such writ excepting only on provision to the Escrow Agent of such form and amount of indemnification as the Escrow Agent may require in respect thereof.

          d. The Escrow Agent shall not be liable for any error of judgment or for anything which it may do or refrain from doing in connection with this escrow except its own dishonesty, nor shall it be liable for any act committed by any of its agents, attorneys or employees, if they have been selected with reasonable care.

          e. The Escrow Agent shall not be required to take, or be bound by, notice of any default or any person, or to take any action with respect to such default, involving any expense or liability unless notice in writing is given the Escrow Agent of such default and unless it is indemnified in a manner satisfactory to the Escrow Agent against any such expense or liability.

          f. The Escrow Agent shall be protected in acting upon any notice, request, waiver, consent, receipt, or other paper or document believed by it to be genuine and signed by the proper party or parties.

     18. Irrevocable Instructions. These instructions are irrevocable.

     19. Counterparts. This Agreement may be signed in counterparts, any one of which may be deemed to be an original.

Dated as of the day and year first above written.


PREMIER LIFESTYLES INTERNATIONAL         SHOPPING SHERLOCK, INC,
CORPORATION, a California Corporation    a Florida Corporation

---------------------------------        ------------------------------------
Richard Stewart, President               Philip Garratt, Chief Executive Officer


STEWART FAMILY PARTNERS


------------------------------
Richard Stewart

The above Agreement received and accepted this -------- day of January, 2000.

U.S. BANK TRUST NATIONAL ASSOCIATION


By: ------------------------------

Its: -----------------------------

[US BANK LOGO]
   Corporate Trust
   Services


                      SCHEDULE OF FEES FOR ESCROW SERVICES

                  Premier Lifestyles International Corporation/
                Stewart Family Partners/Shopping Sherlock, Inc.


Acceptance Fee
     The $ 1,000 acceptance fee includes the review of all documents, initial set-up of the account, and other reasonably required services up to and including the closing. This is a one-time fee, payable at closing.

     U.S. Bank Trust National Association reserves the right to refer any or all escrow documents for legal review prior to execution. Legal fees (billed on an hourly basis) and expenses for this service will be to, and paid by, the customer. Where appropriate and when requested by the customer, U.S. Bank Trust National Association will provide advance estimates of these legal fees.

Administration/Agent Fees

     Annual account administration fee covers the normal duties of associated with the management of the account. Administration fees are payable in advance and will not be prorated.

Direct Out of Pocket

     Reimbursement of direct expenses associated with the performance of our duties, including but not limited to publications, legal, and travel expenses, and filing fees.

Indirect Out of Pocket

     Charge for miscellaneous expenses such as fax, messenger service, overnight mail, stationery, and postage (excluding large mailings). This charge is applied against your total Administration/Agent Fees, charged in advance, and will not be prorated.

Extraordinary Services

     Charge for duties or responsibilities of an unusual nature not provided for in the indenture or otherwise set forth in this schedule. A reasonable charge will be made based on the nature of the service and the responsibility involved. These charges will be billed as a flat fee or our hourly rate then in effect, at our option.

Final account acceptance is subject to review of documents. Fees are based on our understanding of the transaction and are subject to revision if the structure is changed. In the event this transaction does not close, any related out-of-pocket expenses will be billed to you at cost. Fees for any services not specifically covered will be based on appraisal of services rendered.

With general reference to all of our charges, it should be understood that they are subject to adjustment from time to time, upon written notification.

The fees in this schedule are the terms under which you agree to do business. Closing the transaction constitutes agreement to this fee schedule, as does payment of the invoice received after subsequent fee adjustment notification.

All fees are subject to Washington State sales tax (currently 8.6%).

Absent your instructions to sweep or otherwise invest balances, no interest, earnings, or other compensation for uninvested balances will be paid to you.

Dated: January 13, 2000                                            CONFIDENTIAL

                                                                       EXHIBIT B


                                LICENSE AGREEMENT

     This license agreement ("Agreement") is made and entered into effective as of the -- day of ------, 2000 ("Effective Date"), by and between Shopping Sherlock, Inc., a Delaware corporation having its principal place of business at 1075 West Georgia, Suite 1150, Vancouver, British Columbia V6E 3C9, Canada ("Licensor"), and Premier Lifestyles International Corporation, a California corporation, having its principal place of business at 24254 San Fernando Road, Newhall, California 91321 ("Licensee").

                              W I T N E S S E T H:

     WHEREAS, Licensor has developed certain software and know-how; and

     WHEREAS, Licensee wishes to obtain a license to use, distribute, or make derivative works from, and make copies of the Licensor's software that operates the Essentially Yours Industries ("EYI") and usrebatewarehouse.com.

     NOW, THEREFORE, in consideration of the premises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confirmed, the parties hereto hereby agree as follows:

1.   Grant of License

     Subject to the terms and conditions herein contained, Licensor hereby grants to Licensee a worldwide, non-exclusive, perpetual, fully-paid-up license to use, distribute, or make derivative works from, and make copies of the Licensor's software that operates the Essentially Yours Industries website ("EYI") and the usrebatewarehouse.com website ("Software").

2.   Source Code, Software, Documentation, and Servers

     Subject to the terms and conditions herein contained, Licensor hereby agrees to provide to Licensee one copy of the source code ("Source Code") and the Software developed by the Licensor that resides on the two servers ("Servers") located at Exodus Communications ("Exodus") as well as all available documentation for the Software ("Documentation"). Licensor hereby agrees to also cooperate in Licensee's taking over and assuming responsibility for the web hosting account maintained by the Licensor with Exodus to support the Servers.

3.   Support and Training

     Licensor shall have no obligation to provide support and training relating to the Software and Documentation. However, Licensor hereby agrees that Licensee may recruit and hire current and former employees of Licensor to provide such support and training; provided, however, that Licensor shall have no liability or obligation to Licensee with respect to employees recruited or hired by Licensee.

4.   Ownership of Intellectual Property

     Licensee acknowledges and agrees that all right, title and interest (including, but not limited to, copyrights) in the Software, Source Code, Documentation and other documents, information and things provided by Licensor to Licensee ("Licensor Property") are and shall at all times remain the sole and exclusive property of Licensor and that Licensee's only rights thereto are those granted by this Agreement. Licensee shall be the owner of rights in any modifications to Licensor Property.

5.   Representations and Warranties

     Licensor represents and warrants to Licensee as follows:

     (a) Licensor owns or has all necessary rights to all intellectual property rights to perform its obligations under this Agreement.

     (b) Licensor has full capacity to enter into this Agreement, to grant the license and/or other rights pursuant to this Agreement and to perform its obligations hereunder. The entering into of this Agreement and the performance of the obligations as Licensor will not contravene or constitute a breach of or default under any agreement or understanding to which Licensor is a party or by which Licensor is bound; and

     (c) This Agreement constitutes a valid and binding agreement on Licensor enforceable in accordance with its term.

6.   Disclaimer of Warranties

     LICENSEE ACKNOWLEDGES THAT THE SOFTWARE (INCLUDING, WITHOUT LIMITATION, THE SOURCE CODE, OBJECT CODE AND THE SOFTWARE INSTALLED ON THE EXODUS SERVER) AND DOCUMENTATION ARE PROVIDED AS-IS. LICENSOR MAKES NO WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING SPECIFICALLY ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AS TO THE SOFTWARE AND DOCUMENTATION THAT WILL BE PROVIDED TO LICENSEE. IN NO EVENT WILL LICENSOR BE LIABLE FOR INDIRECT, SPECIAL EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF LICENSEE'S USE OF OR INABILITY TO USE THE SOFTWARE AND DOCUMENTATION, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND EVEN IF SUCH CLAIM BE MADE IN CONTRACT, TORT OR OTHERWISE. SPECIFICALLY, LICENSOR SHALL NOT BE RESPONSIBLE FOR ANY COSTS, INCLUDING, BUT NOT LIMITED TO, THOSE INCURRED AS A RESULT OF LOST PROFITS OR REVENUE, LOSS OF USE OF DATA, THE COSTS OF RECOVERING SUCH DATA, THE COST OF ANY SUBSTITUE SOFTWARE,

CLAIMS BY THIRD PARTIES, OR FOR OTHER SIMILAR COSTS AND LIABILITIES.

7.   Term and Termination

     (a) This Agreement shall be effective as of the Effective Date hereof and shall continue in perpetuity until and unless terminated hereunder.

     (b) This Agreement may be terminated by Licensor or Licensee on written notice if the other is in material breach of this Agreement and has not cured the default within thirty (30) days of such written notice or if the default is not capable of cure.

     (c) In the event of termination of the Agreement, the license granted hereunder shall immediately terminate and Licensee shall immediately return to Licensor, or, at Licensor's discretion, destroy, the Software, Source Code and all other materials containing Confidential Information of Licensor.

8.   Arbitration

     The parties agree that all controversies which may arise in connection with any transaction contemplated by this Agreement or the construction, performance or breach of this Agreement shall be determined by arbitration, to be held in Seattle, Washington in accordance with the rules then obtaining of the American Arbitration Association then in effect; provided, however, that there shall be a single arbitrator knowledgeable in industry standards and practices and the matters giving rise to the dispute; that the arbitrator shall not have the power or authority to award punitive damages; the authority of the arbitrator shall be limited to construing and enforcing the terms and conditions of this Agreement as expressly set forth herein; and the arbitrator shall state the reasons for the award and the legal and factual conclusions underlying the award in a written opinion. The award of the arbitrator shall be final, and judgment upon the award may be confirmed and entered in any court, state or Federal, having jurisdiction. Notwithstanding the foregoing, either party may seek provisional or preliminary injunctive relief before a court of competent jurisdiction in the event that it reasonably deems such provisional or preliminary relief necessary.

9.   Notices

     All notices, demands or requests required or permitted to be given by any of the provisions of this Agreement shall be effective only if in writing and shall be deemed to have been sufficiently given only when either delivered personally or when sent by facsimile or first class or express mail, postage prepaid, addressed to the respective party hereto at the following addresses. Either party may change the following notice information by notice to the other party:

If to Licensee, to:

                  Richard Stewart
                  Premier Lifestyles International Corporation
                  24254 San Fernando Road
                  Newhall, California  91321
                  Facsimile: 661/286-4342

If to Licensor, to:

                  Patrick McGrath
                  1075 West Georgia, Suite 1150
                  Vancouver, British Columbia  V6E 3C9
                  Canada
                  Facsimile: 604/687-7684

10.  Independent Contractors

     Each of the parties hereto shall for all purposes herein be deemed to be an independent contractor and, except as otherwise expressly provided herein, shall have no authority to act for or represent any other party hereto in any way or otherwise to be deemed an agent, joint venturer, partner, employee or sponsor of any other party hereto.

11.  Amendment; Waiver

     This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by an act or failure to act on the part of the Licensor or Licensee, but only by an agreement in writing and signed by Licensee. Any amendment, modification or supplement of or to any provision of this Agreement, and any consent to any departure by a party from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except when notice is specifically required by this Agreement, no notice to or demand on a party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

12.  Waiver of Breach

     No failure on the part of any party to exercise, no course of dealing with respect to, and no delay on the part of any party in exercising, any right, power or remedy hereunder shall operate as a waiver thereof. No single or partial exercise of any such right, power or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

13.  Severability

     Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition, unenforceability or non-authorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction.

14.  Survival

     Sections 4, 6 and 7 and such other sections and provisions which reasonably should be viewed as surviving termination of this Agreement shall survive termination hereof. The provisions of this Agreement shall survive any termination of this Agreement with respect to any matter arising while this Agreement was in effect as to such matter.

15.  Complete Agreement

     This Agreement, including its exhibits, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and apart from the Stock Redemption and Settlement Agreement supersedes all prior agreements, written or oral, and no other agreement, verbal or otherwise, shall be binding as between the parties hereto unless in writing and signed by the party against whom enforcement is sought.

16.  Counterparts

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures on this Agreement may be communicated by facsimile transmission and shall be binding upon the parties so transmitting their signatures. Counterparts with original signatures shall be provided to the other parties following the applicable facsimile transmission; provided, that the failure to provide the original counterpart shall have no effect on the validity or the binding nature of this Agreement.

17.  Headings

     Headings to sections herein are for the convenience of the parties only and are not intended to be or affect the meanings or interpretation of this Agreement.

18.  Governing Law

     This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Washington, except for the provisions on choice of law.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

SHOPPING SHERLOCK, INC.                         PREMIER LIFESTYLES INTERNATIONAL
                                                 CORPORATION


------------------------------------            --------------------------------
Philip Garratt,                                 Richard Stewart,
Chief Executive Officer                         Chief Executive Officer

                                                                       EXHIBIT C

                                   CERTIFICATE

     I,  ------------------  as the duly elected Secretary of ------------------
(the "Corporation"), hereby certify that:

     1. This Certificate is being delivered pursuant to Section 2.2 and 2.3 of the Stock Redemption and Settlement Agreement dated as of January __, 2000 (the "Agreement"), by and among Shopping Sherlock, Inc., a Florida corporation, Shopping Sherlock, Inc., a Delaware corporation and a subsidiary of SSI Florida, Premier Lifestyles International Corporation, a California corporation, Richard Stewart and Stewart Family Partners. All capitalized terms used and not defined herein have the meanings assigned to them in the Agreement.

     2. All of the representations and warranties of the Corporation set forth in the Agreement are true and correct in all material respects as of the date of the Agreement and as of the Closing as though made on and as of the Closing.

     3. The Corporation has performed in all material respects all obligations required to be performed by it under the Agreement prior to the Closing.



     IN WITNESS WHEREOF, the undersigned Secretary of the Corporation has duly executed this Certificate on this ----- day of ------------, 2000.



                                         ---------------------------------------
                                         Corporation

                                         ---------------------------------------
                                         Secretary

                                                                       EXHIBIT D

                                   CERTIFICATE

     I, Richard Stewart ("Stewart"), hereby certify that:

     1. This Certificate is being delivered pursuant to Section 2.2 of the Stock Redemption and Settlement Agreement dated as of January --, 2000 (the "Agreement"), by and among Shopping Sherlock, Inc., a Florida corporation, Shopping Sherlock, Inc., a Delaware corporation and a subsidiary of SSI Florida, Premier Lifestyles International Corporation, a California corporation, Stewart and Stewart Family Partners. All capitalized terms used and not defined herein have the meanings assigned to them in the Agreement.

     2. All of the representations and warranties of Stewart set forth in the Agreement are true and correct in all material respects as of the date of the Agreement and as of the Closing as though made on and as of the Closing.

     3. Stewart has performed in all material respects all obligations required to be performed by it under the Agreement prior to the Closing.


     IN WITNESS WHEREOF, the undersigned Stewart has duly executed this Certificate on this ---- day of ---------------, 2000.




                                         ---------------------------------------
                                         Richard Stewart

                                                                       EXHIBIT E

                                   CERTIFICATE

     I, Richard, as a partner in Stewart Family Partners (the "Partnership"), hereby certify that:

     1. This Certificate is being delivered pursuant to Section 2.2 of the Stock Redemption and Settlement Agreement dated as of January ---, 2000 (the "Agreement"), by and among Shopping Sherlock, Inc., a Florida corporation, Shopping Sherlock, Inc., a Delaware corporation and a subsidiary of SSI Florida, Premier Lifestyles International Corporation, a California corporation, Richard Stewart and the Partnership. All capitalized terms used and not defined herein have the meanings assigned to them in the Agreement.

     2. All of the representations and warranties of the Partnership set forth in the Agreement are true and correct in all material respects as of the date of the Agreement and as of the Closing as though made on and as of the Closing.

     3. The Partnership has performed in all material respects all obligations required to be performed by it under the Agreement prior to the Closing.


     IN WITNESS WHEREOF, the undersigned partner of the Partnership has duly executed this Certificate on this ----- day of --------------, 2000.


                                         STEWART FAMILY PARTNERS



                                         ---------------------------------------
                                         Richard Stewart

                                                                       EXHIBIT F

                         RESIGNATION OF RICHARD STEWART

     Effective as of the Closing, as described in the Stock Redemption and Settlement Agreement by and among Shopping Sherlock, Inc., a Florida corporation ("SSI Florida"); Shopping Sherlock, Inc., a Delaware Corporation and subsidiary of SSI Florida ("SSI Delaware"); Premier Lifestyles International Corporation, a California corporation ("PLIC"); Richard Stewart ("Stewart") and Stewart Family Partners (the "Partnership") dated January __, 2000, the terms of which are incorporated herein by reference, I, Richard Stewart, hereby resign any positions I may hold as a director of SSI Florida, and waive notice of a special meeting of the shareholders of SSI Florida to elect a replacement director.

     Dated as of -------------, 2000.



---------------------------------------
Richard Stewart



ACCEPTED BY:

SHOPPING SHERLOCK, INC.,
a Florida corporation


---------------------------------------
Philip Garratt, Chief Executive Officer

                                     ANNEX B

                            The 1999 Florida Statutes

                                   Title XXXVI
                       BUSINESS ORGANIZATIONS Chapter 607

607.1301 Dissenters' rights; definitions.--The following definitions apply to ss. 607.1302 and 607.1320:

(1)  "Corporation"  means  the  issuer  of  the  shares  held  by  a  dissenting
shareholder   before  the  corporate   action  or  the  surviving  or  acquiring
corporation by merger or share exchange of that issuer.

(2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

History -- s. 118, ch. 89-154.

607.1302  Right of shareholders to dissent.--

(1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

(a)  Consummation of a plan of merger to which the corporation is a party:

1.  If the shareholder is entitled to vote on the merger, or

2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

(b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

(d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

(e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

(f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

(2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

(3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

(4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

(5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

History -- s. 119, ch. 89-154; s. 5, ch. 94-327; s. 31, ch. 97-102.

607.1320  Procedure for exercise of dissenters' rights.--

(1)(a) If a proposed  corporate  action  creating  dissenters'  rights  under s.
607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

(b) If proposed corporate action creating dissenters' rights under s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

(2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

(3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

(4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

(a)  Such demand is withdrawn as provided in this section;

(b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

(c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

(d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

(5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

(a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

(b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

(6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

(7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

(8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

(9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

(10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

History -- s. 120, ch. 89-154; s. 35, ch. 93-281; s. 32, ch. 97-102.